Taxes (Details 2) - USD ($)	Sep. 30, 2025	Sep. 30, 2024
Taxes
Net operating loss carry forward	$ 347,923	$ 504,051
Allowance for inventory	0	3,299
Allowance for credit losses	11,250,097	75,729
Allowance for long-term investments	57,881	58,717
Valuation allowance	(11,655,901)	(641,796)
Total	$ 0	$ 0